UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2012

ALLEGHANY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9371	51-0283071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Times Square Tower, 17th Floor, New York, New York 10036

(Address of principal executive offices) (Zip Code)

(212) 752-1356

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

This Current Report on Form 8-K/A is being filed in connection with the consummation on March 6, 2012 of the transactions contemplated by the Agreement and Plan of Merger, dated as of November 20, 2011 (the “Merger Agreement”), by and among Alleghany Corporation, a Delaware corporation (“Alleghany”), Shoreline Merger Sub, Inc. (formerly Shoreline Merger Sub, LLC), a Delaware corporation and a wholly owned subsidiary of Alleghany (“Merger Sub”) and Transatlantic Holdings, Inc., a Delaware corporation (“Transatlantic”). Pursuant to the Merger Agreement, on March 6, 2012 Transatlantic merged with and into Merger Sub (the “merger”), with Merger Sub continuing as the surviving entity with the name “Transatlantic Holdings, Inc.” The events described in this Current Report on Form 8-K/A occurred in connection with the consummation of the merger.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

By amendment to the Form 8-K filed by Alleghany on March 6, 2012, the audited consolidated financial statements, including the audited consolidated balance sheets of Transatlantic as of December 31, 2011 and 2010, and the audited consolidated statements of operations and consolidated statements of cash flows of Transatlantic for the years ended December 31, 2011, 2010, and 2009, and the notes related thereto, are filed herewith as Exhibit 99.1 and are incorporated into this Item 9.01(a) by reference.

(b) Pro Forma Financial Information.

By amendment to the Form 8-K filed by Alleghany on March 6, 2012, the unaudited pro forma condensed consolidated balance sheet as of December 31, 2011 and the unaudited pro forma condensed consolidated statement of earnings for the fiscal year ended December 31, 2011, and the notes related thereto, are filed herewith as Exhibit 99.2 and incorporated into this Item 9.01(b) by reference.

(c) Exhibits:

Exhibit No.	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited consolidated financial statements, including the audited consolidated balance sheets of Transatlantic as of December 31, 2011 and 2010, and audited consolidated statements of operations and consolidated statements of cash flows of Transatlantic for the years ended December 31, 2011, 2010 and 2009, and the related notes thereto.

99.2	Unaudited pro forma condensed consolidated balance sheet as of December 31, 2011 and unaudited pro forma condensed consolidated statement of earnings for the fiscal year ended December 31, 2011, and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHANY CORPORATION

Date: May 18, 2012	By:	/s/ Christopher K. Dalrymple
		Name:	Christopher K. Dalrymple
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited consolidated financial statements, including the audited consolidated balance sheets of Transatlantic as of December 31, 2011 and 2010, and audited consolidated statements of operations and consolidated statements of cash flows of Transatlantic for the years ended December 31, 2011, 2010 and 2009, and the related notes thereto.

99.2	Unaudited pro forma condensed consolidated balance sheet as of December 31, 2011 and unaudited pro forma condensed consolidated statement of earnings for the fiscal year ended December 31, 2011, and the notes related thereto.